Exhibit 99.1 Independent Accountants’ Report on Applying Agreed-Upon Procedures

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

June 21, 2016

NorthStar Education Finance, Inc.

930 Blue Gentian Road, Suite 100

Eagan, Minnesota 55121

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by NorthStar Education Finance, Inc. (the “Company”) and RBC Capital Markets, LLC (“RBC” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of NorthStar Student Loan Trust III, Series 2016-A and 2016-B Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 11, 2016, representatives of RBC, on behalf of the Company, provided us with a student loan listing with respect to 9,790 student loans (the “Initial Student Loan Listing”). At the instruction of RBC, on behalf of the Company, we removed 201 student loans from the Initial Student Loan Listing for which the last four digits of the related borrower identification number was greater than “9723.” The remaining 9,589 student loans on the Initial Student Loan Listing are herein after referred to as the “Initial Selected Loans.”

At the instruction of the Company, we randomly selected 100 Initial Selected Loans from the Student Loan Listing (the “Sample Loans”).

Representatives of RBC, on behalf of the Company, provided us (i) on May 17, 2016 with a computer-generated student loan data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2016, with respect to 40,515 student loans (the “Initial Statistical Loan File”) and (ii) on June 16, 2016 with a supplemental data file containing certain indenture information for each of the 40,515 student loans set forth on the Initial Statistical Loan File (the “Supplemental Data File”).

At the instruction of RBC, on behalf of the Company, we (i) appended the Initial Statistical Loan File with the information set forth on the Supplemental Data File, (ii) removed 30,725 student loans from the Initial Statistical Loan File that indicated an indenture code of “2006-A,” (iii) removed 278 student loans from the Initial Statistical Loan File for which the last four digits of the related borrower identification number was greater than “9723” and (iv) removed four student loans from the Initial Statistical Loan File that were indicated as greater than 180 days past due on the Initial Statistical Loan File. The Initial Statistical Loan File, as adjusted and containing the remaining 9,508 student loans, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.      Loan number (informational purposes only)
2.      Borrower first name
3.      Borrower last name
4.      Loan type
5.      Borrower state
6.      Original loan balance
7.      Current interest rate
8.      Interest rate margin
9.      Current loan balance
10.    Loan period begin date
11. Loan period end date	12. Repayment begin date
13.    Deferment begin date (if applicable)
14.    Deferment end date (if applicable)
15.    Forbearance begin date (if applicable)
16.    Forbearance end date (if applicable)
17.    Days past due
18.    School type
19.    First disbursement date
20.    Loan status
21. Number of payments made*

*Comparison performed on the borrower account level.

We compared Characteristics 2. and 3. to the corresponding information set forth on the “Application and Promissory Note” and to system screenshots, provided by the Company, from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristics 4. through 20. to the corresponding information set forth on or derived from the Servicing System Screen Shots.

With respect to Characteristic 21., we recomputed the number of payments made by dividing (i) the total amount of payments made (as derived from the Servicing System Screen Shots) by (ii) the monthly payment (as set forth on the Servicing System Screen Shots) and rounding such amount to the nearest integer.

At the Company’s instruction, for purposes of such comparisons:

•	with respect to our comparison of Characteristic 4., a loan type of (i) “AHG,” “AHU,” “MED” or “RES” as set forth on the Statistical Loan File is noted to be in agreement with a lender number of “976529” as set forth on the Servicing System Screen Shots; (ii) “BAR,” “LAW” or “MBA” as set forth on the Statistical Loan File is noted to be in agreement with a lender number of “9605299” as set forth on the Servicing System Screen Shots and (iii) “OTHU” or “OTHG” as set forth on the Statistical Loan File is noted to be in agreement with lender numbers “966529,” “969529” or “983529” as set forth on the Servicing System Screen Shots; and

•	with respect to our comparison of Characteristic 18., a school type of (i) “Undergrad” or “2YR” as set forth on the Statistical Loan File is noted to be in agreement with grade level numbers of “01,” “02,” “03,” “04” or “05” as set forth on the Servicing System Screen Shots and (ii) “GRAD” as set forth on the Statistical Loan File is noted to be in agreement with grade level numbers of “06,” “07,” “08,” “09,” “10,” “11” or “12” as set forth on the Servicing System Screen Shots.

The student loan documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 21, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Four differences in borrower last name.

2	One difference in repayment begin date

3	Two differences in school type.

4	Two differences in number of payments made.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 21, 2016 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Application and Promissory Note
1	48111125917	Borrower last name	[REDACTED]	[REDACTED]
1	56059159620	Borrower last name	[REDACTED]	[REDACTED]
1	56583967615	Borrower last name	[REDACTED]	[REDACTED]
1	59038038032	Borrower last name	[REDACTED]	[REDACTED]

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Servicing System Screen Shots
2	46806496618	Repayment begin date	08/31/2009	11/07/2008
3	46806496618	School type	GRAD	Undergrad
3	47711021819	School type	GRAD	Undergrad
4	38802037820	Number of payments made	0 payments	138 payments
4	60330645015	Number of payments made	0 payments	4 payments

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.